Exhibit 99.1
AMENDMENT NUMBER TWO
TO THE
HENRY SCHEIN, INC.
1994 STOCK INCENTIVE PLAN
(As Amended and Restated Effective as of March 27, 2007)
               WHEREAS, Henry Schein, Inc. (the “Company”) maintains the Henry Schein, Inc. 1994 Stock Incentive Plan (as amended and restated effective as of March 27, 2007), as amended (the “Plan”);
               WHEREAS, pursuant to Section 13 of the Plan, the Company has reserved the right to amend the Plan;
               WHEREAS, the Company desires to amend the Plan in certain respects; and
               WHEREAS, pursuant to Section 13 of the Plan, approval by the Company’s stockholders is required with respect to certain of these amendments.
               NOW, THEREFORE, the Plan is hereby amended, subject to stockholder approval (where indicated) at the 2009 annual stockholders’ meeting and effective on the date thereof, as follows:
1.	Subject to stockholder approval at the 2009 annual stockholders’ meeting and effective on the date thereof, the first sentence of Section 5(b) of the Plan is amended in its entirety to read as follows:

“Subject to adjustment as provided in this Section 5, the maximum aggregate number of Shares that may be issued pursuant to all Awards under the Plan shall be 27,079,270 Shares.”

2.	Subject to stockholder approval at the 2009 annual stockholders’ meeting and effective on the date thereof, the second sentence of Section 5(b) of the Plan is deleted in its entirety.

3.	Subject to stockholder approval at the 2009 annual stockholders’ meeting and effective on the date thereof, the sixth and seventh sentences of Section 5(b) of the Plan are deleted and replaced in their entirety with the following:

“Any Shares that have been or will be issued pursuant to Options or Stock Appreciation Rights shall be counted against the foregoing limit as one Share for every Share granted. Any Shares that are issued pursuant to Awards of Restricted Stock (including restricted stock units) granted on or after the date of the Company’s 2009 annual stockholders’ meeting shall be counted against the foregoing limit as two Shares for every Share granted. If any Shares subject to an Option or Stock Appreciation Right granted under this Plan are forfeited, cancelled, exchanged or surrendered without having been exercised in full or terminate or expire without a distribution of Shares to the Participant, the number of Shares underlying any such unexercised Award shall again be available for the purpose of Awards under the Plan as one Share for every Share granted, provided that the number of Shares covered by Class A Options shall be reduced by that number of

Class A Options that are cancelled, expire or are terminated. If any Shares that were issued pursuant to Awards of Restricted Stock (including restricted stock units) granted on or after the date of the Company’s 2009 annual stockholders’ meeting are forfeited for any reason, two Shares for every Share granted shall again be available for the purpose of Awards under the Plan.”
4.	Effective upon the approval of the stockholders at the 2009 annual stockholders’ meeting of the amendments set forth herein, the following sentence is hereby added to the end of Section 5(b) of the Plan as follows:

“Notwithstanding any other provision of the Plan to the contrary, the number of Shares available for the purpose of Awards under the Plan shall be reduced by (i) the total number of Options or Stock Appreciation Rights exercised, regardless of whether any of the Shares underlying such Awards are not actually issued to the Participant as the result of a net settlement, (ii) any Shares used to pay any Purchase Price or tax withholding obligation with respect to any Award and (iii) any Shares repurchased by the Company on the open market with the proceeds of the Purchase Price of an Option.”

5.	Effective upon the approval of the stockholders at the 2009 annual stockholders’ meeting of the amendments set forth herein, Section 6(f)(iii) of the Plan is amended to insert “solely with respect to an Award granted prior to the date of the Company’s 2009 annual stockholders’ meeting” at the beginning thereof.

6.	Effective upon the approval of the stockholders at the 2009 annual stockholders’ meeting of the amendments set forth herein, Section 6(f) of the Plan is amended in its entirety to insert a new subsection (iv) immediately following subsection (iii) to read as follows:

“solely with respect to an Award granted on or after the date of the Company’s 2009 annual stockholders’ meeting, the consummation of a Corporate Transaction or, if consummation of such Corporate Transaction is subject to the consent of any government or governmental agency, the obtaining of such consent (either explicitly or implicitly by consummation); excluding, however, such a Corporate Transaction pursuant to which (A) all or substantially all of the individuals and entities who are the beneficial owners, respectively, of the outstanding Shares and Outstanding HSI Voting Securities immediately prior to such Corporate Transaction will beneficially own, directly or indirectly, more than 60% of, respectively, the outstanding shares of common stock of the corporation resulting from such Corporate Transaction and the combined voting power of the outstanding voting securities of such corporation entitled to vote generally in the election of directors, in substantially the same proportions as their ownership, immediately prior to such Corporate Transaction, of the outstanding Shares and Outstanding HSI Voting Securities, as the case may be, (B) no Person (other than the Company, any employee benefit plan (or related trust) of the Company or the corporation resulting from such Corporate Transaction and any Person beneficially owning, immediately prior to such Corporate Transaction, directly or indirectly, 33% (20% with respect to Options granted prior to April 1, 2003) or more of the outstanding Shares or Outstanding HSI Voting Securities, as the case may be) will beneficially own, directly or indirectly, 33% (20% with respect to Options granted prior to April 1, 2003) or more of, respectively, the outstanding shares of common stock of the corporation resulting from such Corporate Transaction or the combined voting power of the then outstanding securities of such corporation entitled to vote generally in the election of directors and (C) individuals who were members of the Incumbent Board will constitute at least a majority of the members of the board of directors of the corporation resulting from such Corporate Transaction; or”

7.	Effective upon the approval of the stockholders at the 2009 annual stockholders’ meeting of the amendments set forth herein, subsection (iv) of Section 6(f) of the Plan shall be renumbered as subsection (v).

8.	Effective upon the approval of the stockholders at the 2009 annual stockholders’ meeting of the amendments set forth herein, the following sentence is hereby added to the end of Section 9(a) of the Plan as follows:

“Notwithstanding any other provision of the Plan to the contrary, effective on the date of the Company’s 2009 annual stockholders’ meeting, the Restriction Period with respect to any Award of Restricted Stock (including an Award of Restricted Stock in the form of a Restricted Stock Unit) granted on or after such date shall be no less than (A) one year, if the lapsing of restrictions is based (in whole or in part) on the attainment of one or more Performance Goals, and (B) three years, if the lapsing of restrictions is based solely on the continued performance of services by the Participant (with restrictions as to no more than 1/3rd of the Shares subject thereto lapsing on each of the first three anniversaries of the date of grant); provided, that, subject to the terms of the Plan, the Committee shall be authorized (at the time of grant or thereafter) to provide for the earlier lapsing of restrictions in the event of a Change of Control or a Participant’s retirement, death or Disability; and provided further, that, subject to the limitations set forth in Section 5(b), Awards of Restricted Stock (including Awards of Restricted Stock in the form of Restricted Stock Units) with respect to up to 5% of the total number of Shares reserved for Awards under the Plan may be granted that are not subject to the foregoing limitations.”

9.	Except as amended hereby and expressly provided herein, the Plan shall remain in full force and effect.
               IN WITNESS WHEREOF, this amendment has been executed April 16, 2009.

HENRY SCHEIN, INC.
By:	/s/ Michael S. Ettinger
	Name:	Michael S. Ettinger
	Title:	Senior Vice President

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